FORM 8-K - CURRENT REPORT

         (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 4, 1999

                     JOHNSTOWN/CONSOLIDATED INCOME PARTNERS
             (Exact name of registrant as specified in its charter)


             California               0-16010                94-3004963
    (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)          File Number)           Identification
                                                              Number)


         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (864) 239-1000

                                      N/A
         (Former name or former address, if changed since last report)


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

Florida #11 Mini-Warehouse was sold by Johnstown/Consolidated Income Partners (the "Registrant") on November 4, 1999. The property was sold to Everest Storage Holdings, LCC, a California Limited Liability Company, an unrelated party, for $4,894,000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(b)  Pro Forma Financial Information

The required pro forma information was provided in the Registrant's quarterly report on Form 10-QSB for the quarter ended September 30, 1999.


                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              JOHNSTOWN/CONSOLIDATED INCOME PARTNERS


                              By:   CONCAP EQUITIES, INC.
                                    General Partner


                              By:   /s/ Patrick J. Foye
                                    Executive Vice President


                              Date: November 30, 1999